UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 The Securities Exchange Act of 1934

Date of report

 (Date of earliest event reported): March 14, 2013

HOME LOAN SERVICING SOLUTIONS, LTD.

 (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	1-35431 (Commission File Number)	98-0683664 (I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.

 c/o Intertrust Corporate Services (Cayman) Limited

 190 Elgin Avenue

 George Town, Grand Cayman

 KY1-9005

 Cayman Islands

 Registrant’s telephone number, including area code: (345) 945-3727

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 14, 2013, Home Loan Servicing Solutions, Ltd. (“HLSS”) issued a press release regarding a purchase of mortgage servicing assets from Ocwen Loan Servicing, LLC. A copy of such press release is attached as Exhibit 99.1 hereto. Such press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) – (c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	Home Loan Servicing Solutions, Ltd. Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

	By:	/s/ James Lauter
James Lauter
Senior Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal
financial officer)

Date: March 14, 2013